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                                                                    EXHIBIT 10.3

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE LAW, AND NO INTEREST HEREIN MAY BE SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT AN OPINION OF LEGAL COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

                                       Right to Purchase Fifty Thousand (50,000)
                                       Shares of Common Stock of Public Online
                                       Communications Corporation

No. 1

                    PUBLIC ONLINE COMMUNICATIONS CORPORATION

                          COMMON STOCK PURCHASE WARRANT


PUBLIC ONLINE COMMUNICATIONS CORPORATION, a California corporation (the "Company"), hereby certifies that, for good and valuable consideration, receipt of which is hereby acknowledged, DANIEL MIRICH (the "Purchaser"), or his successors or registered assigns, is entitled, upon the terms and subject to the conditions set forth below, to purchase from the Company at any time or from time to time after the date hereof and before 5:00 p.m., Pacific Standard Time, on the Expiration Date (as hereinafter defined), fifty thousand (50,000) fully paid and nonassessable shares of Common Stock, no par value, of the Company, at a purchase price of Sixty-Six Cents ($0.66) per share (the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided in this Warrant.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                  (a) The term "Company" shall include Public Online Communications Corporation and any corporation that shall succeed to or assume the obligations of Public Online Communications Corporation hereunder.

                  (b) The term "Common Stock" includes (i) the Company's Common Stock, as authorized on the date hereof and (ii) any other securities into which or for which any the securities described in (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

                  (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the


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exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock.

                  (d) The term "Expiration Date" refers to the earlier of (i) the tenth anniversary of the date of this Warrant, and (ii) the closing of a bona fide firm commitment underwritten public offering of shares of the Company's Common Stock registered under the Securities Act of 1933, as amended ("IPO"), and (iii) the closing of the sale, acquisition or merger of the Company in which the shareholders of the Company before the transaction own less than 51% of the voting stock of the surviving entity ("Acquisition"); provided, however, that as to an Acquisition or an IPO, adequate notice, as provided in
Section 12 below, has been given.

                  1. EXERCISE OF WARRANT. This Warrant may be exercised, in whole or in part, by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is being exercised by the Purchase Price then in effect.

                  2. NET ISSUE EXERCISE. Notwithstanding any provisions herein to the contrary, in lieu of exercising this Warrant for cash, the holder thereof may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with a properly endorsed notice of exercise and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                                          Y (A-B)
                                          -------
                                      X =    A

Where               X     =  the  number of  shares  of Common  Stock to be
                             issued to the holder of the Warrant,

                    Y     =  the number of shares of Common Stock purchasable
                             under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation),

                    A     =  the fair market value of one share of the
                             Company's Common Stock (at the date of such calculation), and

                    B     =  the Warrant Price (as adjusted to the date of
                             such calculation).

         For purposes of the above calculation, fair market value of one share of Common Stock shall be as determined by the Company's Board of Directors in good faith. Notwithstanding the


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foregoing, in the event the Warrant is exercised in connection with an IPO, the fair market value per share of Common Stock shall be the per share offering price to the public in the IPO.

                 3. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. As soon as practicable after the exercise of this Warrant, and in any event within ten
(10) days thereafter, the Company at its expense (including the payment by it of any applicable issue or stamp taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise in such denominations as may be requested by such holder, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current fair market value of one full share, as determined in good faith by the board of directors of the Company upon review of relevant factors, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or 2 or otherwise. The Company agrees that the shares so purchased shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been delivered to the Company and payment made for such shares as aforesaid.

                  4. ADJUSTMENT FOR DIVIDENDS IN OTHER STOCK, PROPERTY, ETC.; RECLASSIFICATION, ETC. In case at any time or from time to time, the holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive, without payment therefor,

                            (a) other or additional stock or other securities on
                     property (other than cash) by way of dividend, or

                            (b) any cash (excluding cash dividends payable
                     solely out of earnings or earned surplus of the Company), or

                            (c) other or additional stock or other securities or
                     property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement,

other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 5, then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 1 or 2, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 4 which such holder would hold on the date of such exercise if on the date hereof it had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 4 receivable by it as aforesaid during such period.


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                  5. ADJUSTMENT FOR EXTRAORDINARY EVENTS. In the event that the
Company shall (i) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this subsection
5. The Holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1 or 2, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would be issuable on such exercise as of immediately prior to such issuance by a fraction of which (i) the numerator is the Purchase Price in effect immediately prior to such issuance and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

                  6. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.

                  7. TRANSFER OF WARRANT. This Warrant may not be transferred or assigned by the Purchaser without prior written consent of the Company; provided, however, the consent of the Company shall not be required if the Purchaser proposes to effect a transfer or assignment to an affiliate of the Purchaser or, if the Purchaser is a partnership, to a partner of such partner of such partnership and; provided, further, the consent of the Company shall not be unreasonably withheld if the proposed transfer is effected in accordance with applicable securities laws.

                  8. REPLACEMENT OF WARRANTS. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

                  9. COMPLIANCE WITH SECURITIES LAWS. The Purchaser of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Purchaser's own account and not as a nominee for any other party, and for investment, and that the Purchaser will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the "Act"), or any state securities laws. Upon exercise of this Warrant, the Purchaser shall, if requested by the Company, confirm in writing, in a form satisfactory to the


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Company, that the shares of Common Stock so purchased are being acquired solely for the Purchaser's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.
All shares of Common Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT AN OPINION OF LEGAL COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

                  10. "MARKET STAND-OFF" AGREEMENT. The holder hereby agrees that in connection with an IPO, during the period of duration (not to exceed 180 days) specified in writing by the Company and its lead underwriter following the effective date of the Company's registration statement filed under the Securities Act of 1933, as amended, with respect to the IPO, the holder shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, pledge or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) this Warrant or any securities of the Company issued or issuable upon exercise hereof at any time during such period except for any Common Stock included in the IPO registration.

                  11. NO RIGHTS OR LIABILITIES AS A STOCKHOLDER. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company; provided that nothing herein shall be construed to affect any rights a holder hereof may have under the Agreement. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                  12. NOTICES. The Company shall provide the Purchaser at least thirty (30) days notice prior to the consummation of an IPO or an Acquisition. All notices and other communications from the Company to the registered holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or at the following address:


                         ------------------------------
                         ------------------------------

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                  13. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of California. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.


                  Executed at San Diego, California as of November 13, 1996.


                                        PUBLIC ONLINE COMMUNICATIONS
                                        CORPORATION, a California corporation

                                        By: /s/ Michael C. Pousti
                                            ------------------------------------
                                        Michael C. Pousti, President


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                              FORM OF SUBSCRIPTION
                   (To be signed only on exercise of Warrant)

TO:      Public Online Communications Corporation

                  The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, __________ shares of Common Stock of Public Online Communications Corporation and requests that the certificates for such shares be issued in the name of, and delivered to, ___________________________, whose address is ____________________
________________________________________________________.

                  The undersigned elects to make payment therefor by (check one):

                  / /       Cash or check payable to the Company, as provided in
                            Section 1 of the Warrant.

                  / / Net issue exercise, as provided in Section 2 of the Warrant.

Dated: ___________________              ________________________________________
                                        (Signature must conform to name of
                                        holder as specified on the face of the
                                        Warrant)


                               Address:   ______________________________________

                                          ______________________________________

                       Tax I.D. No.:      ______________________________________


                        --------------------------------

                               FORM OF ASSIGNMENT
                   (To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto ____________________________________ the right represented by the within Warrant to purchase shares of Common Stock of Public Online Communications Corporation to which the within Warrant relates, and appoints ______________________________ Attorney to transfer such right on the books of Public Online Communications Corporation, with full power of substitution in the premises.

Dated:__________________                ____________________________________
                                        (Signature  must  conform  to name of
                                        holder as specified on the face of the
                                        Warrant)